                                                                   Exhibit 10.61
                                                                   -------------

                              TRANCHE B TERM NOTE



$39,250,000                                                   New York, New York
                                                                 January 8, 1997



          FOR VALUE RECEIVED, COINMACH CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of BANKERS TRUST COMPANY (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Agent") located at One Bankers Trust Plaza, New York, New York 10006 on the Tranche B Term Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of THIRTY NINE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($39,250,000) or, if less, the then unpaid principal amount of all Tranche B Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the Tranche B Term Notes referred to in the Credit Agreement, dated as of January 8, 1997, among Coinmach Laundry Corporation, the Borrower, the lenders from time to time party thereto (including the Bank), First Union National Bank of North Carolina, as Syndication Agent, Lehman Commercial Paper Inc., as Documentation Agent, and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche B Term Loan Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

             The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

             THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                            COINMACH CORPORATION

                                 /s/ ROBERT M. DOYLE
                            By_____________________________
                             Title: Senior Vice President

                              TRANCHE B TERM NOTE



$3,250,000                                                    New York, New York
                                                                 January 8, 1997



          FOR VALUE RECEIVED, COINMACH CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of FIRST UNION NATIONAL BANK OF NORTH CAROLINA (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Agent") located at One Bankers Trust Plaza, New York, New York 10006 on the Tranche B Term Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of THREE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($3,250,000) or, if less, the then unpaid principal amount of all Tranche B Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the Tranche B Term Notes referred to in the Credit Agreement, dated as of January 8, 1997, among Coinmach Laundry Corporation, the Borrower, the lenders from time to time party thereto (including the Bank), First Union National Bank of North Carolina, as Syndication Agent, Lehman Commercial Paper Inc., as Documentation Agent, and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche B Term Loan Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

             The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

             THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                            COINMACH CORPORATION

                                 /s/ ROBERT M. DOYLE
                            By_____________________________
                             Title: Senior Vice President

                              TRANCHE B TERM NOTE



$3,000,000                                                    New York, New York
                                                                 January 8, 1997



          FOR VALUE RECEIVED, COINMACH CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of LEHMAN COMMERCIAL PAPER INC. (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Agent") located at One Bankers Trust Plaza, New York, New York 10006 on the Tranche B Term Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of THREE MILLION DOLLARS ($3,000,000) or, if less, the then unpaid principal amount of all Tranche B Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the Tranche B Term Notes referred to in the Credit Agreement, dated as of January 8, 1997, among Coinmach Laundry Corporation, the Borrower, the lenders from time to time party thereto (including the Bank), First Union National Bank of North Carolina, as Syndication Agent, Lehman Commercial Paper Inc., as Documentation Agent, and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche B Term Loan Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

             The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

             THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                            COINMACH CORPORATION

                                 /s/ ROBERT M. DOYLE
                            By_____________________________
                             Title: Senior Vice President

                              TRANCHE B TERM NOTE



$2,750,000                                                    New York, New York
                                                                 January 8, 1997



          FOR VALUE RECEIVED, COINMACH CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of FLEET NATIONAL BANK (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Agent") located at One Bankers Trust Plaza, New York, New York 10006 on the Tranche B Term Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of TWO MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($2,750,000) or, if less, the then unpaid principal amount of all Tranche B Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the Tranche B Term Notes referred to in the Credit Agreement, dated as of January 8, 1997, among Coinmach Laundry Corporation, the Borrower, the lenders from time to time party thereto (including the Bank), First Union National Bank of North Carolina, as Syndication Agent, Lehman Commercial Paper Inc., as Documentation Agent, and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche B Term Loan Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

             The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

             THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                            COINMACH CORPORATION

                                 /s/ ROBERT M. DOYLE
                            By_____________________________
                             Title: Senior Vice President

                              TRANCHE B TERM NOTE



$2,750,000                                                    New York, New York
                                                                 January 8, 1997



          FOR VALUE RECEIVED, COINMACH CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of HELLER FINANCIAL (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Agent") located at One Bankers Trust Plaza, New York, New York 10006 on the Tranche B Term Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of TWO MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($2,750,000) or, if less, the then unpaid principal amount of all Tranche B Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the Tranche B Term Notes referred to in the Credit Agreement, dated as of January 8, 1997, among Coinmach Laundry Corporation, the Borrower, the lenders from time to time party thereto (including the Bank), First Union National Bank of North Carolina, as Syndication Agent, Lehman Commercial Paper Inc., as Documentation Agent, and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche B Term Loan Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

             The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

             THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                            COINMACH CORPORATION

                                 /s/ ROBERT M. DOYLE
                            By_____________________________
                             Title: Senior Vice President

                              TRANCHE B TERM NOTE



$1,500,000                                                    New York, New York
                                                                 January 8, 1997



          FOR VALUE RECEIVED, COINMACH CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of THE NIPPON CREDIT BANK, LTD. (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Agent") located at One Bankers Trust Plaza, New York, New York 10006 on the Tranche B Term Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) or, if less, the then unpaid principal amount of all Tranche B Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the Tranche B Term Notes referred to in the Credit Agreement, dated as of January 8, 1997, among Coinmach Laundry Corporation, the Borrower, the lenders from time to time party thereto (including the Bank), First Union National Bank of North Carolina, as Syndication Agent, Lehman Commercial Paper Inc., as Documentation Agent, and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche B Term Loan Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

             The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

             THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                            COINMACH CORPORATION

                                 /s/ ROBERT M. DOYLE
                            By_____________________________
                             Title: Senior Vice President

                              TRANCHE B TERM NOTE



$1,250,000                                                    New York, New York
                                                                 January 8, 1997



          FOR VALUE RECEIVED, COINMACH CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of BANK OF SCOTLAND (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Agent") located at One Bankers Trust Plaza, New York, New York 10006 on the Tranche B Term Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of ONE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($1,250,000) or, if less, the then unpaid principal amount of all Tranche B Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the Tranche B Term Notes referred to in the Credit Agreement, dated as of January 8, 1997, among Coinmach Laundry Corporation, the Borrower, the lenders from time to time party thereto (including the Bank), First Union National Bank of North Carolina, as Syndication Agent, Lehman Commercial Paper Inc., as Documentation Agent, and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche B Term Loan Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

             The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

             THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                            COINMACH CORPORATION

                                 /s/ ROBERT M. DOYLE
                            By_____________________________
                             Title: Senior Vice President

                              TRANCHE B TERM NOTE



$1,250,000                                                    New York, New York
                                                                 January 8, 1997



          FOR VALUE RECEIVED, COINMACH CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of BANK OF BOSTON (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Agent") located at One Bankers Trust Plaza, New York, New York 10006 on the Tranche B Term Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of ONE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($1,250,000) or, if less, the then unpaid principal amount of all Tranche B Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the Tranche B Term Notes referred to in the Credit Agreement, dated as of January 8, 1997, among Coinmach Laundry Corporation, the Borrower, the lenders from time to time party thereto (including the Bank), First Union National Bank of North Carolina, as Syndication Agent, Lehman Commercial Paper Inc., as Documentation Agent, and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche B Term Loan Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

             The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

             THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                            COINMACH CORPORATION

                                 /s/ ROBERT M. DOYLE
                            By_____________________________
                             Title: Senior Vice President

                              TRANCHE B TERM NOTE



$9,000,000                                                    New York, New York
                                                                 January 8, 1997



          FOR VALUE RECEIVED, COINMACH CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Agent") located at One Bankers Trust Plaza, New York, New York 10006 on the Tranche B Term Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of NINE MILLION DOLLARS ($9,000,000) or, if less, the then unpaid principal amount of all Tranche B Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the Tranche B Term Notes referred to in the Credit Agreement, dated as of January 8, 1997, among Coinmach Laundry Corporation, the Borrower, the lenders from time to time party thereto (including the Bank), First Union National Bank of North Carolina, as Syndication Agent, Lehman Commercial Paper Inc., as Documentation Agent, and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche B Term Loan Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

             The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

             THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                            COINMACH CORPORATION

                                 /s/ ROBERT M. DOYLE
                            By_____________________________
                             Title: Senior Vice President

                              TRANCHE B TERM NOTE



$9,000,000                                                    New York, New York
                                                                 January 8, 1997



          FOR VALUE RECEIVED, COINMACH CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of PILGRIM AMERICA PRIME RATE TRUST (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Agent") located at One Bankers Trust Plaza, New York, New York 10006 on the Tranche B Term Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of NINE MILLION DOLLARS ($9,000,000) or, if less, the then unpaid principal amount of all Tranche B Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the Tranche B Term Notes referred to in the Credit Agreement, dated as of January 8, 1997, among Coinmach Laundry Corporation, the Borrower, the lenders from time to time party thereto (including the Bank), First Union National Bank of North Carolina, as Syndication Agent, Lehman Commercial Paper Inc., as Documentation Agent, and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche B Term Loan Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

             The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

             THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                            COINMACH CORPORATION

                                 /s/ ROBERT M. DOYLE
                            By_____________________________
                             Title: Senior Vice President

                              TRANCHE B TERM NOTE



$9,000,000                                                    New York, New York
                                                                 January 8, 1997



          FOR VALUE RECEIVED, COINMACH CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of PRIME INTEREST TRUST (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Agent") located at One Bankers Trust Plaza, New York, New York 10006 on the Tranche B Term Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of NINE MILLION DOLLARS ($9,000,000) or, if less, the then unpaid principal amount of all Tranche B Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the Tranche B Term Notes referred to in the Credit Agreement, dated as of January 8, 1997, among Coinmach Laundry Corporation, the Borrower, the lenders from time to time party thereto (including the Bank), First Union National Bank of North Carolina, as Syndication Agent, Lehman Commercial Paper Inc., as Documentation Agent, and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche B Term Loan Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

             The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

             THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                            COINMACH CORPORATION

                                 /s/ ROBERT M. DOYLE
                            By_____________________________
                             Title: Senior Vice President

                              TRANCHE B TERM NOTE



$9,000,000                                                    New York, New York
                                                                 January 8, 1997



          FOR VALUE RECEIVED, COINMACH CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of THE ING CAPITAL SENIOR SECURED HIGH INCOME FUND, L.P. (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Agent") located at One Bankers Trust Plaza, New York, New York 10006 on the Tranche B Term Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of NINE MILLION DOLLARS ($9,000,000) or, if less, the then unpaid principal amount of all Tranche B Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the Tranche B Term Notes referred to in the Credit Agreement, dated as of January 8, 1997, among Coinmach Laundry Corporation, the Borrower, the lenders from time to time party thereto (including the Bank), First Union National Bank of North Carolina, as Syndication Agent, Lehman Commercial Paper Inc., as Documentation Agent, and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche B Term Loan Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

             The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

             THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                            COINMACH CORPORATION

                                 /s/ ROBERT M. DOYLE
                            By_____________________________
                             Title: Senior Vice President

                              TRANCHE B TERM NOTE



$9,000,000                                                    New York, New York
                                                                 January 8, 1997



          FOR VALUE RECEIVED, COINMACH CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of MERRILL LYNCH SENIOR FLOATING RATE FUND, INC. (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Agent") located at One Bankers Trust Plaza, New York, New York 10006 on the Tranche B Term Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of NINE MILLION DOLLARS ($9,000,000) or, if less, the then unpaid principal amount of all Tranche B Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

          This Note is one of the Tranche B Term Notes referred to in the Credit Agreement, dated as of January 8, 1997, among Coinmach Laundry Corporation, the Borrower, the lenders from time to time party thereto (including the Bank), First Union National Bank of North Carolina, as Syndication Agent, Lehman Commercial Paper Inc., as Documentation Agent, and Bankers Trust Company, as Administrative Agent (as from time to time in effect, the "Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche B Term Loan Maturity Date, in whole or in part.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

             The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

             THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                            COINMACH CORPORATION

                                 /s/ ROBERT M. DOYLE
                            By_____________________________
                             Title: Senior Vice President